UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                          MANAGEMENT INVESTMENT COMPANY

                   Investment Company Act file number 811-5225
                                                      --------

                        Oppenheimer Quest for Value Funds
                        ---------------------------------
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
            ---------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200
                                                           --------------

                       Date of fiscal year end: October 31
                                                ----------

                      Date of reporting period: 01/31/2009
                                                ----------

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer Quest Opportunity Value Fund

STATEMENT OF INVESTMENTS JANUARY 31, 2009 / UNAUDITED

                                                                         SHARES            VALUE
                                                                     --------------   --------------
COMMON STOCKS--42.2%
CONSUMER DISCRETIONARY--5.6%
HOTELS, RESTAURANTS & LEISURE--0.8%
Las Vegas Sands Corp.(1)                                                  2,121,300   $   10,924,695
                                                                                      --------------
MEDIA--4.8%
Cablevision Systems Corp. New York Group, Cl. A                             789,290       12,652,319
Jupiter Telecommunications Co. Ltd.                                          15,943       15,088,782
Liberty Global, Inc., Series A(1,2)                                       1,163,678       16,954,788
Liberty Global, Inc., Series C(1)                                           767,287       10,987,550
National CineMedia, Inc.                                                  1,026,583       10,347,957
                                                                                      --------------
                                                                                          66,031,396
                                                                                      --------------
CONSUMER STAPLES--4.9%
FOOD PRODUCTS--1.7%
Nestle SA                                                                   649,310       22,492,694
                                                                                      --------------
TOBACCO--3.2%
Altria Group, Inc.                                                          441,900        7,309,026
Lorillard, Inc.                                                             231,200       13,747,152
Philip Morris International, Inc.(2)                                        625,600       23,241,040
                                                                                      --------------
                                                                                          44,297,218
                                                                                      --------------
ENERGY--2.9%
OIL, GAS & CONSUMABLE FUELS--2.9%
Exxon Mobil Corp.(2)                                                        386,600       29,567,168
Petroleo Brasileiro SA, ADR(2)                                              376,000        9,851,200
                                                                                      --------------
                                                                                          39,418,368
                                                                                      --------------
FINANCIALS--2.7%
CAPITAL MARKETS--1.0%
Julius Baer Holding AG                                                      481,094       14,292,586
                                                                                      --------------
INSURANCE--1.7%
Assurant, Inc.                                                              301,700        7,964,880
Everest Re Group Ltd.                                                       247,400       15,586,200
                                                                                      --------------
                                                                                          23,551,080
                                                                                      --------------
HEALTH CARE--5.0%
BIOTECHNOLOGY--0.5%
Amicus Therapeutics, Inc.(1,2)                                              404,500        3,515,105
Human Genome Sciences, Inc.                                                 876,515        1,586,492
Orexigen Therapeutics, Inc.(1,2)                                            484,880        1,944,369
                                                                                      --------------
                                                                                           7,045,966
                                                                                      --------------
HEALTH CARE EQUIPMENT & SUPPLIES--0.6%
Beckman Coulter, Inc.                                                       158,700        7,890,564
                                                                                      --------------
HEALTH CARE PROVIDERS & SERVICES--1.5%
Aetna, Inc.                                                                 282,100        8,745,100
Health Net, Inc.(1)                                                         211,700        3,097,171
Medco Health Solutions, Inc.(1)                                             183,700        8,253,641
                                                                                      --------------
                                                                                          20,095,912
                                                                                      --------------
LIFE SCIENCES TOOLS & SERVICES--0.6%
Thermo Fisher Scientific, Inc.(1)                                           227,800        8,184,854
                                                                                      --------------


                  1 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

Oppenheimer Quest Opportunity Value Fund

STATEMENT OF INVESTMENTS JANUARY 31, 2009 / UNAUDITED

                                                                         SHARES            VALUE
                                                                     --------------   --------------
PHARMACEUTICALS--1.8%
Abbott Laboratories(2)                                                      165,600   $    9,180,864
Wyeth                                                                       367,200       15,778,584
                                                                                      --------------
                                                                                          24,959,448
                                                                                      --------------
INDUSTRIALS--1.3%
AEROSPACE & DEFENSE--0.3%
Orbital Sciences Corp.(1,2)                                                 212,000        3,555,240
                                                                                      --------------
MACHINERY--0.8%
Joy Global, Inc.                                                            250,500        5,217,915
Navistar International Corp.(1)                                             192,600        5,849,262
                                                                                      --------------
                                                                                          11,067,177
                                                                                      --------------
TRADING COMPANIES & DISTRIBUTORS--0.2%
Aircastle Ltd.                                                              715,800        2,920,464
                                                                                      --------------
INFORMATION TECHNOLOGY--18.8%
COMMUNICATIONS EQUIPMENT--5.4%
QUALCOMM, Inc.                                                              920,900       31,817,095
Research in Motion Ltd.(1)                                                  775,200       42,946,080
                                                                                      --------------
                                                                                          74,763,175
                                                                                      --------------
COMPUTERS & PERIPHERALS--0.8%
Apple, Inc.(1)                                                              122,200       11,013,886
                                                                                      --------------
INTERNET SOFTWARE & SERVICES--3.9%
eBay, Inc.(1,2)                                                           1,315,200       15,808,704
Google, Inc., Cl. A(1,2)                                                    112,100       37,949,213
                                                                                      --------------
                                                                                          53,757,917
                                                                                      --------------
SOFTWARE--8.7%
Electronic Arts, Inc.(1)                                                    797,700       12,316,488
Microsoft Corp.(2)                                                        1,534,700       26,243,370
Novell, Inc.(1,2)                                                         1,186,600        4,390,420
Synopsys, Inc.(1)                                                           465,700        8,615,450
Take-Two Interactive Software, Inc.(2,3)                                  7,372,043       51,751,742
THQ, Inc.(1,2,3)                                                          4,000,000       15,800,000
                                                                                      --------------
                                                                                         119,117,470
                                                                                      --------------
MATERIALS--0.8%
CHEMICALS--0.8%
Lubrizol Corp. (The)(2)                                                     156,500        5,339,780
Mosaic Co. (The)                                                            182,300        6,502,641
                                                                                      --------------
                                                                                          11,842,421
                                                                                      --------------
UTILITIES--0.2%
ENERGY TRADERS--0.2%
NRG Energy, Inc.                                                            110,500        2,581,280
                                                                                      --------------
Total Common Stocks (Cost $771,787,511)                                                  579,803,811
                                                                                      --------------

                                                                        PRINCIPAL
                                                                         AMOUNT
                                                                     --------------
MORTGAGE-BACKED OBLIGATIONS--0.2%
Mastr Adjustable Rate Mortgages Trust 2004-13,
   Mtg. Pass-Through Certificates, Series
   2004-13, Cl. 2 A2, 4.558%, 4/1/34(4)
   (Cost $2,259,489)                                                 $    2,656,062        2,251,141
                                                                                      --------------


                  2 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

Oppenheimer Quest Opportunity Value Fund

STATEMENT OF INVESTMENTS JANUARY 31, 2009 / UNAUDITED

                                                                         SHARES            VALUE
                                                                     --------------   --------------
PREFERRED STOCKS--2.3%
Mylan, Inc., 6.50% Cv., Non-Vtg.                                             20,100   $   14,787,138
Schering-Plough Corp., 6% Cv.                                                92,200       16,043,722
                                                                                      --------------
Total Preferred Stocks (Cost $25,981,255)                                                 30,830,860
                                                                                      --------------

                                                                        PRINCIPAL
                                                                         AMOUNT
                                                                     --------------
CONVERTIBLE CORPORATE BONDS AND NOTES--0.4%
Theravance, Inc., 3% Cv. Sub. Nts.,
   1/15/15 (Cost $5,909,640)                                         $    8,285,000        5,602,731
                                                                                      --------------

                                             EXPIRATION   EXERCISE      NOTIONAL
                                                DATE        RATE         AMOUNT
                                             ----------   --------   --------------
SWAPTIONS PURCHASED--0.5%
Goldman Sachs International Call; Paid:
  Option premium payment of Euro
  2,450,000; Received: The greater of 0 or
  {(30 year EUR-ISDA-EURIBOR -2 year EUR
  -EURIBOR)-74.5 basis points}(5)
  (Cost $3,867,953)                           4/19/10       0.745%   $1,000,000,000        7,374,169
                                                                                      --------------

                                                                         SHARES
                                                                     --------------
INVESTMENT COMPANY--54.8%
Oppenheimer Institutional Money Market Fund,
   Cl. E, 1.08%(3,6) (Cost $753,176,180)                                753,176,180      753,176,180
                                                                                      --------------
TOTAL INVESTMENTS, AT VALUE (COST $1,562,982,028)                             100.4%   1,379,038,892
                                                                                      --------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                          (0.4)      (5,447,858)
                                                                     --------------   --------------
NET ASSETS                                                                    100.0%  $1,373,591,034
                                                                     ==============   ==============

Swaption Purchased abbreviation/definition is as follows:

EUR-ISDA-EURIBOR Euro-International Swaps and Derivatives Association, Inc.-Euro
                 Interbank Offered Rate

FOOTNOTES TO STATEMENT OF INVESTMENTS

(1.) Non-income producing security.

(2.) All or a portion of the security was segregated by the Fund in the amount of $175,853,416, which represented 358.40% of the market value of securities sold short. See accompanying Notes.

(3.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended January 31, 2009, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                           SHARES          GROSS         GROSS           SHARES
                                                     OCTOBER 31, 2008    ADDITIONS     REDUCTIONS   JANUARY 31, 2009
                                                     ----------------   -----------   -----------   ----------------
Oppenheimer Institutional Money Market Fund, Cl. E      569,978,857     307,973,988   124,776,665      753,176,180
Take-Two Interactive Software, Inc.                       6,780,343         591,700            --        7,372,043
THQ, Inc.                                                 3,260,178         739,822            --        4,000,000

                                                         VALUE        INCOME
                                                     ------------   ----------
Oppenheimer Institutional Money Market Fund, Cl. E   $753,176,180   $3,203,375
Take-Two Interactive Software, Inc.                    51,751,742           --
THQ, Inc.                                              15,800,000           --
                                                     ------------   ----------
                                                     $820,727,922   $3,203,375
                                                     ============   ==========

(4.) Represents the current interest rate for a variable or increasing rate security.

(5.) Swap contract terms if the option was exercised on exercise date.

(6.) Rate shown is the 7-day yield as of January 31, 2009.


                  3 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

Oppenheimer Quest Opportunity Value Fund

STATEMENT OF INVESTMENTS JANUARY 31, 2009 / UNAUDITED

                                                                    SHARES
                                                                  SOLD SHORT       VALUE
                                                                  ----------   ------------
COMMON STOCK SECURITIES SOLD SHORT--(3.6)%
General Electric Co.                                               (339,200)   $ (4,114,496)
Pacific Capital Bancorp                                            (280,800)     (2,979,288)
Ryder Systems, Inc.                                                 (85,900)     (2,901,702)
Standard & Poor's Depositary Receipts Trust Series 1               (413,200)    (34,225,356)
Volkswagen AG                                                       (15,000)     (4,845,649)
                                                                               ------------
Total Common Stock Securities Sold Short (Proceeds $58,933,809)                $(49,066,491)
                                                                               ------------

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than quoted prices that are observable for the asset (such as quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The market value of the Fund's investments was determined based on the following inputs as of January 31, 2009:

                                               INVESTMENTS IN   OTHER FINANCIAL
VALUATION DESCRIPTION                            SECURITIES       INSTRUMENTS*
---------------------                          --------------   ---------------
Level 1--Quoted Prices                         $1,318,385,761    $(49,066,491)
Level 2--Other Significant Observable Inputs       60,653,131      35,839,278
Level 3--Significant Unobservable Inputs                   --              --
                                               --------------    ------------
   Total                                       $1,379,038,892    $(13,227,213)
                                               ==============    ============

* Other financial instruments include options written, currency contracts, futures, forwards, swap contracts and short contracts. Currency contracts and forwards are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options written, swaps and short contracts are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION TECHNIQUES, IF ANY, DURING THE REPORTING PERIOD.


                  4 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

Oppenheimer Quest Opportunity Value Fund

STATEMENT OF INVESTMENTS JANUARY 31, 2009 / UNAUDITED

CREDIT DEFAULT SWAP CONTRACTS AS OF JANUARY 31, 2009 ARE AS FOLLOWS:

                                                          PAY/                 UPFRONT
                                     BUY/SELL  NOTIONAL RECEIVE                PAYMENT
SWAP                                  CREDIT    AMOUNT   FIXED  TERMINATION   RECEIVED/
REFERENCE ENTITY     COUNTERPARTY   PROTECTION  (000S)    RATE     DATE        (PAID)        VALUE
----------------   ---------------- ---------- -------- ------- ----------- ------------  -----------
CMBX.NA.A.4 Index:
                   Goldman Sachs
                      International Buy         $15,000  3.48%    2/17/51   $ (3,701,831) $10,603,311
                   Goldman Sachs
                      International Buy          15,000  3.48     2/17/51     (4,960,675)  10,603,311
                   Goldman Sachs
                      International Buy          15,000  3.48     2/17/51     (4,427,956)  10,603,311
                                                -------                     ------------  -----------
                                    Total        45,000                      (13,090,462)  31,809,933
                                                -------                     ------------  -----------
Custom basket of
   Asset-Backed
   Securities:

                   Deutsche Bank AG Buy           2,120  2.91     4/25/36             --    1,246,770

                   Deutsche Bank AG Buy           3,614  3.15     2/25/36             --    2,782,575
                                                -------                     ------------  -----------
                                    Total         5,734                               --    4,029,345
                                                -------                     ------------  -----------
                                                                Grand Total
                                                                   Buys      (13,090,462)  35,839,278
                                                                Grand Total
                                                                   Sells              --           --
                                                                            ------------  -----------
                                                                Total
                                                                   Credit
                                                                   Default
                                                                   Swaps    $(13,090,462) $35,839,278
                                                                            ============  ===========

SWAP SUMMARY AS OF JANUARY 31, 2009 IS AS FOLLOWS:

The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.

                                                              NOTIONAL
                                      SWAP TYPE FROM           AMOUNT
SWAP COUNTERPARTY                    FUND PERSPECTIVE          (000'S)      VALUE
-----------------             -----------------------------   --------   -----------
Deutsche Bank AG              Credit Default Buy Protection    $ 5,734   $ 4,029,345
Goldman Sachs International   Credit Default Buy Protection     45,000    31,809,933
                                                                         -----------
                                                              Total
                                                                 Swaps   $35,839,278
                                                                         ===========

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, FAIR VALUE MEASUREMENTS, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1", inputs other than quoted prices for an asset that are observable are classified as "Level 2" and unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3". The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers. These securities are typically classified within Level 1 or 2; however, they may be designated as Level 3 if the dealer or portfolio pricing service values a security through an internal model with significant unobservable market data inputs.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In


                  5 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

Oppenheimer Quest Opportunity Value Fund

STATEMENT OF INVESTMENTS JANUARY 31, 2009 / UNAUDITED

the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the "bid" and "asked" prices.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. These securities are typically designated as Level 2.

In the absence of a readily available quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

Fair valued securities may be classified as "Level 3" if the valuation primarily reflects the Manager's own assumptions about the inputs that market participants would use in valuing such securities.

There have been no significant changes to the fair valuation methodologies during the period.

SECURITIES SOLD SHORT. The Fund sells securities that it does not own, and it will therefore be obligated to purchase such securities at a future date. Upon entering into a short position, the Fund is required to segregate securities at its custodian with a value equal to a certain percentage of the value of the securities that it sold short. Securities that have been segregated for this purpose are disclosed as such in the Statement of Investments. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the change in value of the open short position. The Fund records a realized gain or loss when the short position is closed out. By entering into short sales, the Fund bears the market risk of increases in value of the security sold short in excess of the proceeds received. Until the security is replaced, the Fund is required to pay the lender any dividend or interest earned. Dividend expense on short sales is treated as an expense in the Statement of Operations in the annual and semiannual reports.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the


                  6 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

Oppenheimer Quest Opportunity Value Fund

STATEMENT OF INVESTMENTS JANUARY 31, 2009 / UNAUDITED

translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations in the annual and semiannual reports.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. The Fund's investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

INVESTMENTS WITH OFF-BALANCE SHEET MARKET RISK. The Fund enters into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Fund's Statement of Assets and Liabilities in the annual and semiannual reports.

SWAP CONTRACTS

The Fund may enter into privately negotiated agreements with a counterparty to exchange or "swap" payments at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the "notional" amount of the asset or non-asset reference to which the contract relates. As derivative contracts, swaps typically do not have an associated cost at contract inception. At initiation, contract terms are typically set at market value such that the value of the swap is $0. If a counterparty specifies terms that would result in the contract having a value other than $0 at initiation, one counterparty will pay the other an upfront payment to equalize the contract. Subsequent changes in market value are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. Contract types may include credit default, interest rate, total return, and currency swaps.

Swaps are marked to market daily using quotations primarily from pricing services, counterparties or brokers. Swap contracts are reported on a schedule following the Statement of Investments. The value of the contracts is separately disclosed on the Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) is comprised of the change in the valuation of the swap combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. Any payment received or paid to initiate a contract is recorded as a cost of the swap in the Statement of Assets and Liabilities in the annual and semiannual reports and as a component of unrealized gain or loss on the Statement of Operations in the annual and semiannual reports until contract termination; upon contract termination, this amount is recorded as realized gain or loss on the Statement of Operations in the annual and semiannual reports. Excluding amounts paid at contract initiation as described above, the Fund also records any periodic payments received from (paid to) the counterparty, including at termination, as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Risks of entering into swap contracts include credit, market and liquidity risk. Credit risk arises from the possibility that the counterparty fails to make a payment when due or otherwise defaults under the terms of the contract. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received. Market risk is the risk that the value of the contract will depreciate due to unfavorable changes in the performance of the asset or non-asset reference. Liquidity risk is the risk that the Fund may be unable to close the contract prior to its termination.

CREDIT DEFAULT SWAP CONTRACTS. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer's failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the "reference asset").


                  7 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

Oppenheimer Quest Opportunity Value Fund

STATEMENT OF INVESTMENTS JANUARY 31, 2009 / UNAUDITED

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.

Risks of credit default swaps include credit, market and liquidity risk. Additional risks include but are not limited to: the cost of paying for credit protection if there are no credit events or the cost of selling protection when a credit event occurs (paying the notional amount to the protection buyer); and pricing transparency when assessing the value of a credit default swap.

RECENT ACCOUNTING PRONOUNCEMENT

In March 2008, the Financial Accounting Standards Board ("FASB") issued Statement on Financial Accounting Standards ("SFAS") No. 161, DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES. This standard requires enhanced disclosures about derivative and hedging activities, including qualitative disclosures about how and why the Fund uses derivative instruments, how these activities are accounted for, and their effect on the Fund's financial position, financial performance and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of SFAS No. 161 and its impact on the Fund's financial statements and related disclosures.

FEDERAL TAX. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of January 31, 2009 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities          $1,569,139,315
Federal tax cost of other investments      (45,843,347)
                                        --------------
Total federal tax cost                  $1,523,295,968
                                        ==============

Gross unrealized appreciation           $   68,872,124
Gross unrealized depreciation             (226,356,415)
                                        --------------
Net unrealized depreciation             $ (157,484,291)
                                        ==============


                  8 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND



Oppenheimer Quest Balanced Fund

STATEMENT OF INVESTMENTS JANUARY 31, 2009 / UNAUDITED

                                                               SHARES           VALUE
                                                            ------------   --------------
COMMON STOCKS--68.4%
CONSUMER DISCRETIONARY--4.5%
HOTELS, RESTAURANTS & LEISURE--1.9%
Carnival Corp.(1)                                                538,000   $    9,786,220
International Game Technology                                  2,968,000       31,460,800
                                                                           --------------
                                                                               41,247,020
                                                                           --------------
SPECIALTY RETAIL--2.6%
Bed Bath & Beyond, Inc.(1,2)                                   1,000,000       23,230,000
PetSmart, Inc.                                                 1,780,600       33,421,862
                                                                           --------------
                                                                               56,651,862
                                                                           --------------
CONSUMER STAPLES--5.6%
FOOD PRODUCTS--1.3%
Dean Foods Co.(2)                                              1,500,000       29,010,000
                                                                           --------------
HOUSEHOLD PRODUCTS--4.3%
Colgate-Palmolive Co.(1)                                       1,417,400       92,187,696
                                                                           --------------
ENERGY--12.7%
ENERGY EQUIPMENT & SERVICES--2.5%
Halliburton Co.                                                1,336,400       23,052,900
Transocean Ltd.(2)                                               585,300       31,969,086
                                                                           --------------
                                                                               55,021,986
                                                                           --------------
OIL, GAS & CONSUMABLE FUELS--10.2%
Cameco Corp.(1)                                                2,017,000       33,320,840
ConocoPhillips                                                 1,953,200       92,835,596
Exxon Mobil Corp.                                                386,100       29,528,928
XTO Energy, Inc.(1)                                            1,738,400       64,477,256
                                                                           --------------
                                                                              220,162,620
                                                                           --------------
FINANCIALS--11.5%
CAPITAL MARKETS--2.2%
Morgan Stanley(1)                                              2,394,000       48,430,620
                                                                           --------------
CONSUMER FINANCE--1.4%
Capital One Financial Corp.(1)                                 2,000,000       31,680,000
                                                                           --------------
DIVERSIFIED FINANCIAL SERVICES--1.3%
JPMorgan Chase & Co.                                           1,081,700       27,594,167
                                                                           --------------
INSURANCE--6.6%
AFLAC, Inc.                                                    1,249,900       29,010,179
Genworth Financial, Inc., Cl. A                                4,572,000       10,607,040
Hartford Financial Services Group, Inc. (The)(1)               1,843,000       24,253,880
MetLife, Inc.(1)                                               1,395,000       40,078,350
Prudential Financial, Inc.                                     1,500,000       38,625,000
                                                                           --------------
                                                                              142,574,449
                                                                           --------------
REAL ESTATE INVESTMENT TRUSTS--0.0%
CapitalSource, Inc.(1)                                            51,151          186,190
                                                                           --------------
HEALTH CARE--17.8%
BIOTECHNOLOGY--6.4%
Biogen Idec, Inc.(2)                                           1,712,900       83,332,585
Regeneron Pharmaceuticals, Inc.(1,2)                           1,803,000       31,516,440


                      1 | Oppenheimer Quest Balanced Fund

Oppenheimer Quest Balanced Fund

STATEMENT OF INVESTMENTS JANUARY 31, 2009 / UNAUDITED

                                                               SHARES           VALUE
                                                            ------------   --------------
COMMON STOCKS CONTINUED
HEALTH CARE CONTINUED
BIOTECHNOLOGY CONTINUED
Theravance, Inc.(1)                                            1,803,000   $   23,763,540
                                                                           --------------
                                                                              138,612,565
                                                                           --------------
HEALTH CARE PROVIDERS & SERVICES--5.8%
Health Net, Inc.(2)                                            2,465,900       36,076,117
WellPoint, Inc.(2)                                             2,153,100       89,245,995
                                                                           --------------
                                                                              125,322,112
                                                                           --------------
PHARMACEUTICALS--5.6%
Roche Holding Ltd., Sponsored ADR(1)                           1,522,000       53,437,420
Sepracor, Inc.(1,2)                                            4,547,900       69,128,080
                                                                           --------------
                                                                              122,565,500
                                                                           --------------
INDUSTRIALS--6.5%
AEROSPACE & DEFENSE--3.5%
Boeing Co.                                                     1,824,300       77,186,133
                                                                           --------------
INDUSTRIAL CONGLOMERATES--3.0%
General Electric Co.                                           5,363,000       65,053,190
                                                                           --------------
INFORMATION TECHNOLOGY--4.3%
COMMUNICATIONS EQUIPMENT--1.9%
Cisco Systems, Inc.(2)                                         2,800,000       41,916,000
                                                                           --------------
IT SERVICES--2.4%
Visa, Inc., Cl. A                                              1,061,600       52,389,960
                                                                           --------------
MATERIALS--3.9%
CHEMICALS--3.1%
Monsanto Co.                                                     878,000       66,780,680
                                                                           --------------
METALS & MINING--0.8%
Companhia Vale do Rio Doce, ADR(1)                             1,250,000       17,637,500
                                                                           --------------
TELECOMMUNICATION SERVICES--0.7%
DIVERSIFIED TELECOMMUNICATION SERVICES--0.7%
AT&T, Inc.                                                       593,000       14,599,660
                                                                           --------------
UTILITIES--0.9%
ENERGY TRADERS--0.9%
Constellation Energy Group, Inc.                                 739,841       19,457,818
                                                                           --------------
Total Common Stocks (Cost $2,148,387,015)                                   1,486,267,728
                                                                           --------------
PREFERRED STOCKS--0.5%
CIT Group, Inc., 8.75% Cv., Series C (Cost $24,828,656)          495,173       10,066,867
                                                                           --------------

                                                             PRINCIPAL
                                                               AMOUNT
                                                            ------------
MORTGAGE-BACKED OBLIGATIONS--11.9%
Credit Suisse Commercial Mortgage Trust, Commercial Mtg
   Pass-Through Certificates, Series 2007-C2, Cl. A2,
   5.448%, 1/1/49, 5.448%, 01/1/49                          $ 13,550,000       10,156,789
Federal Home Loan Mortgage Corp.:
4.50%, 6/1/23-11/1/23                                         90,516,072       91,817,514
6%, 8/1/38                                                    24,428,796       25,233,318
Federal National Mortgage Assn., 5%, 5/1/38                   57,948,433       58,982,812


                      2 | Oppenheimer Quest Balanced Fund

Oppenheimer Quest Balanced Fund

STATEMENT OF INVESTMENTS JANUARY 31, 2009 / UNAUDITED

                                                              PRINCIPAL
                                                               AMOUNT           VALUE
                                                            ------------   --------------
MORTGAGE-BACKED OBLIGATIONS CONTINUED
Federal National Mortgage Assn., Gtd. Real Estate Mtg.
Investment Conduit Pass-Through Certificates:
Trust 2006-83, Cl. FH, 0.829%, 9/25/36(3)                   $ 11,649,261   $   11,405,066
Trust 2006-93, Cl. MF, 0.789%, 10/25/36(3)                    23,548,142       23,138,637
Government National Mortgage Assn., 5.50%, 6/1/37-6/15/38     35,439,235       36,379,983
                                                                           --------------
Total Mortgage-Backed Obligations (Cost $252,313,647)                         257,114,119
                                                                           --------------
U.S. GOVERNMENT OBLIGATIONS--2.6%
Federal National Mortgage Assn. Sr. Unsec. Nts., 5.375%,
   6/12/17                                                    13,372,000       14,869,249
U.S. Treasury Nts., 3.75%, 11/15/18                           38,666,000       41,632,572
                                                                           --------------
Total U.S. Government Obligations (Cost $58,647,528)                           56,501,821
                                                                           --------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES--15.5%
American Express Credit Corp.:
1.801% Sr. Unsec. Nts., Series C, 5/27/10(3)                  15,414,000       14,420,568
5% Nts., Series B, 12/2/10                                    34,230,000       33,425,458
Ameriprise Financial, Inc., 5.35% Sr. Unsec. Nts.,
   11/15/10                                                   35,800,000       33,493,048
Bank of America Corp., 4.375% Sr. Unsec. Nts., 12/1/10        24,140,000       24,268,787
Bear Stearns Cos., Inc. (The), 3.383% Sr. Unsec
   Unsub. Nts., 2/1/12(3)                                     15,185,000       13,887,533
Citigroup, Inc.:                                              19,640,000       19,009,281
4.625% Nts., 8/3/10
6% Nts., 2/21/12                                              15,000,000       14,283,165
6.875% Sr. Unsec. Bonds, 3/5/38                               14,760,000       13,282,465
Duke Capital Corp., 7.50% Bonds, 10/1/09                      30,455,000       30,925,952
Goldman Sachs Group, Inc. (The):
5.70% Sr. Unsec. Nts., 9/1/12                                 18,965,000       18,407,296
6.75% Unsec. Sub. Nts., 10/1/37                               19,585,000       14,926,825
Household Finance Corp., 7% Sr. Unsec. Unsub. Nts.,
   5/15/12                                                    20,000,000       20,786,800
Morgan Stanley:
2.606% Sr. Unsec. Unsub. Nts., Series F, 5/7/10(3)             9,785,000        8,918,108
6.625% Sr. Unsec. Nts., Series F, 4/1/18                      14,765,000       13,516,132
SLM Corp., 4.50% Nts., Series A, 7/26/10                      34,280,000       31,887,256
U.S. Bancorp, 4.50% Sr. Nts., Series P, 7/29/10               15,610,000       15,517,823
Verizon Global Funding Corp., 7.375% Sr. Nts., 9/1/12         15,000,000       16,232,790
                                                                           --------------
Total Non-Convertible Corporate Bonds and Notes
   (Cost $351,450,415)                                                        337,189,287
                                                                           --------------
Total Investments, at Value (excluding Investments
   Purchased with Cash Collateral from Securities Loaned)
   (Cost $2,835,627,261)                                                    2,147,139,822
                                                                           --------------

                                                               SHARES
                                                            ------------
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM
   SECURITIES LOANED--10.1%(4)
OFI Liquid Assets Fund, LLC, 1.33%(5,6)
   (Cost $219,905,800)                                       219,905,800      219,905,800

                      3 | Oppenheimer Quest Balanced Fund

Oppenheimer Quest Balanced Fund

STATEMENT OF INVESTMENTS JANUARY 31, 2009 / UNAUDITED

                                                                                VALUE
                                                                           --------------
TOTAL INVESTMENTS, AT VALUE (COST $3,055,533,061)                  109.0%  $2,367,045,622
                                                                           --------------
LIABILITIES IN EXCESS OF OTHER ASSETS                               (9.0)    (195,211,004)
                                                            ------------   --------------
NET ASSETS                                                         100.0%  $2,171,834,618
                                                            ============   ==============

FOOTNOTES TO STATEMENT OF INVESTMENTS

(1.) Partial or fully-loaned security. See accompanying Notes.

(2.) Non-income producing security.

(3.) Represents the current interest rate for a variable or increasing rate security.

(4.) The security/securities have been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See accompanying Notes.

(5.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended January 31, 2009, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                   SHARES           GROSS         GROSS           SHARES
                              OCTOBER 31, 2008    ADDITIONS     REDUCTIONS   JANUARY 31, 2009
                              ----------------   -----------   -----------   ----------------
OFI Liquid Assets Fund, LLC      142,691,700     348,735,540   271,521,440      219,905,800

                                  VALUE       INCOME
                              ------------   --------
OFI Liquid Assets Fund, LLC   $219,905,800   $363,687(a)

(a.) Net of compensation to the securities lending agent and rebates paid to the borrowing counterparties.

(6.) Rate shown is the 7-day yield as of January 31, 2009.

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than quoted prices that are observable for the asset (such as quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The market value of the Fund's investments was determined based on the following inputs as of January 31, 2009:

                                               INVESTMENTS IN   OTHER FINANCIAL
VALUATION DESCRIPTION                            SECURITIES       INSTRUMENTS*
---------------------                          --------------   ---------------
Level 1--Quoted Prices                         $1,716,240,395         $--
Level 2--Other Significant Observable Inputs      650,805,227          --
Level 3--Significant Unobservable Inputs                   --          --
                                               --------------         ---
   Total                                       $2,367,045,622         $--
                                               ==============         ===

* Other financial instruments include options written, currency contracts, futures, forwards and swap contracts. Currency contracts and forwards are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options written and swaps are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION TECHNIQUES, IF ANY, DURING THE REPORTING PERIOD.


                      4 | Oppenheimer Quest Balanced Fund

Oppenheimer Quest Balanced Fund

STATEMENT OF INVESTMENTS JANUARY 31, 2009 / UNAUDITED


NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, FAIR VALUE MEASUREMENTS, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1", inputs other than quoted prices for an asset that are observable are classified as "Level 2" and unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3". The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers. These securities are typically classified within Level 1 or 2; however, they may be designated as Level 3 if the dealer or portfolio pricing service values a security through an internal model with significant unobservable market data inputs.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the "bid" and "asked" prices.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. These securities are typically designated as Level 2.

In the absence of a readily available quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

Fair valued securities may be classified as "Level 3" if the valuation primarily reflects the Manager's own assumptions about the inputs that market participants would use in valuing such securities.


                      5 | Oppenheimer Quest Balanced Fund

Oppenheimer Quest Balanced Fund

STATEMENT OF INVESTMENTS JANUARY 31, 2009 / UNAUDITED

There have been no significant changes to the fair valuation methodologies during the period.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations in the annual and semiannual reports.

INVESTMENTS IN OFI LIQUID ASSETS FUND, LLC. The Fund is permitted to invest cash collateral received in connection with its securities lending activities. Pursuant to the Fund's Securities Lending Procedures, the Fund may invest cash collateral in, among other investments, an affiliated money market fund. OFI Liquid Assets Fund, LLC ("LAF") is a limited liability company whose investment objective is to seek current income and stability of principal. The Manager is also the investment adviser of LAF. LAF is not registered under the Investment Company Act of 1940. However, LAF does comply with the investment restrictions applicable to registered money market funds set forth in Rule 2a-7 adopted under the Investment Company Act. The Fund's investment in LAF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of LAF's expenses, including its management fee of 0.08%.

SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the gain or loss in the fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. As of January 31, 2009, the Fund had on loan securities valued at $205,223,556. Collateral of $219,905,800 was received for the loans, all of which was received in cash and subsequently invested in approved instruments or held as cash.

RECENT ACCOUNTING PRONOUNCEMENT

In March 2008, the Financial Accounting Standards Board ("FASB") issued Statement on Financial Accounting Standards ("SFAS") No. 161, DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES. This standard requires enhanced disclosures about derivative and hedging activities, including qualitative disclosures about how and why the Fund uses derivative instruments, how these activities are accounted for, and their effect on the Fund's financial position, financial performance and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of SFAS No. 161 and its impact on the Fund's financial statements and related disclosures.

FEDERAL TAX. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of January 31, 2009 are noted below. The primary

                      6 | Oppenheimer Quest Balanced Fund

Oppenheimer Quest Balanced Fund

STATEMENT OF INVESTMENTS JANUARY 31, 2009 / UNAUDITED

difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities   $3,089,381,868
                                 ==============

Gross unrealized appreciation    $   25,500,873
Gross unrealized depreciation      (747,837,119)
                                 --------------
Net unrealized depreciation      $ (722,336,246)
                                 ==============

                      7 | Oppenheimer Quest Balanced Fund



Oppenheimer Small- & Mid- Cap Value Fund

STATEMENT OF INVESTMENTS JANUARY 31, 2009 / UNAUDITED

                                                                    SHARES          VALUE
                                                                 -----------   --------------
COMMON STOCKS--85.9%
CONSUMER DISCRETIONARY--12.2%
AUTO COMPONENTS--0.9%
Goodyear Tire & Rubber Co. (The)(1)                                3,000,000   $   18,510,000
                                                                               --------------
HOTELS, RESTAURANTS & LEISURE--2.3%
Pinnacle Entertainment, Inc.(1)                                    2,500,000       16,950,000
Scientific Games Corp., Cl. A(1)                                   2,200,000       27,654,000
                                                                               --------------
                                                                                   44,604,000
                                                                               --------------
LEISURE EQUIPMENT & PRODUCTS--1.5%
Mattel, Inc.                                                       2,000,000       28,380,000
                                                                               --------------
MEDIA--3.4%
Cablevision Systems Corp. New York Group, Cl. A                    2,000,000       32,060,000
Liberty Global, Inc., Series A(1)                                  1,500,000       21,855,000
Liberty Global, Inc., Series C(1)                                    800,000       11,456,000
                                                                               --------------
                                                                                   65,371,000
                                                                               --------------
SPECIALTY RETAIL--3.1%
Advance Auto Parts, Inc.                                             850,000       27,820,500
Bed Bath & Beyond, Inc.(1)                                           900,000       20,907,000
Chico's FAS, Inc.(1)                                               2,600,000       10,296,000
                                                                               --------------
                                                                                   59,023,500
                                                                               --------------
TEXTILES, APPAREL & LUXURY GOODS--1.0%
Phillips/Van Heusen Corp.                                          1,050,000       19,971,000
                                                                               --------------
CONSUMER STAPLES--7.3%
BEVERAGES--1.7%
Molson Coors Brewing Co., Cl. B                                      800,000       32,216,000
                                                                               --------------
FOOD & STAPLES RETAILING--1.1%
Kroger Co. (The)                                                   1,000,000       22,500,000
                                                                               --------------
FOOD PRODUCTS--1.2%
Campbell Soup Co.                                                    750,000       22,777,500
                                                                               --------------
HOUSEHOLD PRODUCTS--1.0%
Energizer Holdings, Inc.(1)                                          400,000       19,052,000
                                                                               --------------
TOBACCO--2.3%
Lorillard, Inc.                                                      750,000       44,595,000
                                                                               --------------
ENERGY--4.6%
ENERGY EQUIPMENT & SERVICES--0.9%
Weatherford International Ltd.(1)                                  1,500,000       16,545,000
                                                                               --------------
OIL, GAS & CONSUMABLE FUELS--3.7%
Cabot Oil & Gas Corp., Cl. A                                         800,000       21,992,000
Peabody Energy Corp.                                                 600,000       15,000,000
Range Resources Corp.                                                600,000       21,504,000
Southern Union Co.                                                 1,000,000       12,890,000
                                                                               --------------
                                                                                   71,386,000
                                                                               --------------
FINANCIALS--15.4%
CAPITAL MARKETS--3.1%
Affiliated Managers Group, Inc.(1)                                   250,000       10,047,500
Investment Technology Group, Inc.(1)                                 800,000       17,344,000
Julius Baer Holding AG                                               850,000       25,252,234


                  1 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Oppenheimer Small- & Mid- Cap Value Fund

STATEMENT OF INVESTMENTS JANUARY 31, 2009 / UNAUDITED

                                                                    SHARES          VALUE
                                                                 -----------   --------------
CAPITAL MARKETS CONTINUED
State Street Corp.                                                   321,900   $    7,490,613
                                                                               --------------
                                                                                   60,134,347
                                                                               --------------
COMMERCIAL BANKS--0.5%
East West Bancorp, Inc.                                            1,000,000        9,490,000
                                                                               --------------
CONSUMER FINANCE--1.2%
SLM Corp.(1)                                                       2,000,000       22,900,000
                                                                               --------------
DIVERSIFIED FINANCIAL SERVICES--1.0%
Fifth Street Finance Corp.(2)                                      1,000,000        6,350,000
Liberty Acquisition Holdings Corp.(1)                              1,500,000       13,470,000
                                                                               --------------
                                                                                   19,820,000
                                                                               --------------
INSURANCE--7.7%
ACE Ltd.                                                             950,000       41,477,000
Assurant, Inc.                                                     1,500,000       39,600,000
Everest Re Group Ltd.                                                700,000       44,100,000
Fidelity National Title Group, Inc., Cl. A                         1,200,000       17,544,000
National Financial Partners Corp.(2)                               1,925,000        4,947,250
                                                                               --------------
                                                                                  147,668,250
                                                                               --------------
REAL ESTATE INVESTMENT TRUSTS--0.9%
BioMed Realty Trust, Inc.                                          1,000,000       11,040,000
SL Green Realty Corp.                                                400,000        6,284,000
                                                                               --------------
                                                                                   17,324,000
                                                                               --------------
THRIFTS & MORTGAGE FINANCE--1.0%
NewAlliance Bancshares, Inc.                                       1,800,000       19,782,000
                                                                               --------------
HEALTH CARE--8.0%
HEALTH CARE EQUIPMENT & SUPPLIES--1.3%
Hospira, Inc.(1)                                                   1,000,000       24,900,000
                                                                               --------------
HEALTH CARE PROVIDERS & SERVICES--4.4%
Aetna, Inc.                                                        1,200,000       37,200,000
Community Health Systems, Inc.(1)                                  1,050,000       19,572,000
DaVita, Inc.(1)                                                      600,000       28,200,000
                                                                               --------------
                                                                                   84,972,000
                                                                               --------------
LIFE SCIENCES TOOLS & SERVICES--1.1%
Thermo Fisher Scientific, Inc.(1)                                    600,000       21,558,000
                                                                               --------------
PHARMACEUTICALS--1.2%
Shire Ltd., ADR                                                      500,000       21,835,000
                                                                               --------------
INDUSTRIALS--9.6%
AEROSPACE & DEFENSE--2.0%
Goodrich Corp.                                                     1,000,000       38,660,000
                                                                               --------------
AIR FREIGHT & LOGISTICS--1.2%
Atlas Air Worldwide Holdings, Inc.(1,3)                            1,550,000       22,490,500
                                                                               --------------
ELECTRICAL EQUIPMENT--1.0%
General Cable Corp.(1)                                             1,200,000       19,752,000
                                                                               --------------
INDUSTRIAL CONGLOMERATES--1.4%
Tyco International Ltd.                                            1,250,000       26,275,000
                                                                               --------------
MACHINERY--3.1%
Joy Global, Inc.                                                     800,000       16,664,000
                                                                               --------------


                  2 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Oppenheimer Small- & Mid- Cap Value Fund

STATEMENT OF INVESTMENTS JANUARY 31, 2009 / UNAUDITED

                                                                    SHARES          VALUE
                                                                 -----------   --------------
MACHINERY CONTINUED
Navistar International Corp.(1)                                    1,400,000   $   42,518,000
                                                                               --------------
                                                                                   59,182,000
                                                                               --------------
TRADING COMPANIES & DISTRIBUTORS--0.9%
Aircastle Ltd.(3)                                                  4,500,000       18,360,000
                                                                               --------------
INFORMATION TECHNOLOGY--12.8%
COMMUNICATIONS EQUIPMENT--1.8%
ADC Telecommunications, Inc.(1)                                    3,000,000       15,210,000
Juniper Networks, Inc.(1)                                          1,400,000       19,824,000
                                                                               --------------
                                                                                   35,034,000
                                                                               --------------
COMPUTERS & PERIPHERALS--0.6%
Western Digital Corp.(1)                                             800,000       11,744,000
                                                                               --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--2.5%
Agilent Technologies, Inc.(1)                                      1,500,000       27,120,000
Amphenol Corp., Cl. A                                                850,000       22,227,500
                                                                               --------------
                                                                                   49,347,500
                                                                               --------------
IT SERVICES--2.3%
Affiliated Computer Services, Inc., Cl. A(1)                         425,000       19,490,500
TeleTech Holdings, Inc.(1)                                         3,000,000       24,270,000
                                                                               --------------
                                                                                   43,760,500
                                                                               --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--3.2%
Lam Research Corp.(1)                                                900,000       18,189,000
Marvell Technology Group Ltd.(1)                                   3,000,000       21,870,000
Varian Semiconductor Equipment Associates, Inc.(1)                 1,100,000       20,944,000
                                                                               --------------
                                                                                   61,003,000
                                                                               --------------
SOFTWARE--2.4%
Electronic Arts, Inc.(1)                                           1,200,000       18,528,000
McAfee, Inc.(1)                                                      600,000       18,294,000
THQ, Inc.(1)                                                       2,250,000        8,887,500
                                                                               --------------
                                                                                   45,709,500
                                                                               --------------
MATERIALS--5.4%
CHEMICALS--4.8%
FMC Corp.                                                            700,000       31,234,000
Lubrizol Corp. (The)                                               1,200,000       40,944,000
Mosaic Co. (The)                                                     550,000       19,618,500
                                                                               --------------
                                                                                   91,796,500
                                                                               --------------
METALS & MINING--0.6%
Nucor Corp.                                                          300,000       12,237,000
                                                                               --------------
TELECOMMUNICATION SERVICES--1.9%
WIRELESS TELECOMMUNICATION SERVICES--1.9%
Crown Castle International Corp.(1)                                1,000,000       19,520,000
NII Holdings, Inc.(1)                                                900,000       17,460,000
                                                                               --------------
                                                                                   36,980,000
                                                                               --------------
UTILITIES--8.7%
ELECTRIC UTILITIES--3.2%
Cleco Corp.                                                        1,500,000       34,275,000


                  3 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Oppenheimer Small- & Mid- Cap Value Fund

STATEMENT OF INVESTMENTS JANUARY 31, 2009 / UNAUDITED

                                                                    SHARES          VALUE
                                                                 -----------   --------------
ELECTRIC UTILITIES CONTINUED
NV Energy, Inc.                                                    2,500,000   $   26,825,000
                                                                               --------------
                                                                                   61,100,000
                                                                               --------------
ENERGY TRADERS--1.4%
NRG Energy, Inc.(1)                                                1,200,000       28,032,000
                                                                               --------------
GAS UTILITIES--1.1%
Equitable Resources, Inc.                                            600,000       20,538,000
                                                                               --------------
MULTI-UTILITIES--3.0%
CMS Energy Corp.                                                   5,000,000       58,750,000
                                                                               --------------
Total Common Stocks (Cost $2,379,593,665)                                       1,656,066,097
                                                                               --------------

INVESTMENT COMPANIES--14.6%
iShares Russell 2000 Value Index Fund                              1,000,000       42,390,000
iShares Russell Midcap Value Index Fund                            1,500,000       37,965,000
Oppenheimer Institutional Money Market Fund, Cl. E, 1.08%(3,4)   201,009,217      201,009,217
                                                                               --------------
Total Investment Companies (Cost $286,121,778)                                    281,364,217
                                                                               --------------

                                              EXPIRATION   STRIKE
                                                 DATE       PRICE   CONTRACTS
                                              ----------   ------   ---------
OPTIONS PURCHASED--0.0%
National Financial Partners Corp. Call(1,5)
   (Cost $2,116,000)                             3/18/09    $19.50    5,750                --
TOTAL INVESTMENTS, AT VALUE (COST $2,667,831,443)                     100.5%    1,937,430,314
                                                                               --------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                  (0.5)      (10,474,303)
                                                                      -----    --------------
NET ASSETS                                                            100.0%   $1,926,956,011
                                                                      =====    ==============

FOOTNOTES TO STATEMENT OF INVESTMENTS

(1.) Non-income producing security.

(2.) A sufficient amount of liquid assets has been designated to cover outstanding written put options. See accompanying Notes.

(3.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended January 31, 2009, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                          SHARES           GROSS         GROSS           SHARES
                                                     OCTOBER 31, 2008    ADDITIONS     REDUCTIONS   JANUARY 31, 2009
                                                     ----------------   -----------   -----------   ----------------
Aircastle Ltd.                                            4,500,000              --            --        4,500,000
Atlas Air Worldwide Holdings, Inc.                        1,400,000         201,600        51,600        1,550,000
Oppenheimer Institutional Money Market Fund, Cl. E      108,333,522     292,577,960   199,902,265      201,009,217
Pinnacle Entertainment, Inc.(a)                           3,500,000              --     1,000,000        2,500,000

                                                                                    REALIZED
                                                         VALUE          INCOME         LOSS
                                                     ------------     ----------   -----------
Aircastle Ltd.                                       $ 18,360,000     $  450,000            --
Atlas Air Worldwide Holdings, Inc.                     22,490,500             --     1,898,678
Oppenheimer Institutional Money Market Fund, Cl. E    201,009,217        674,156            --
Pinnacle Entertainment, Inc. (a)                               --(b)          --    23,000,858
                                                     ------------     ----------   -----------
                                                     $241,859,717     $1,124,156   $24,899,536
                                                     ============     ==========   ===========

(a.) No longer an affiliate as of January 31, 2009.

(b.) The security is no longer an affiliate, therefore, the value has been excluded from this table.


                  4 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Oppenheimer Small- & Mid- Cap Value Fund

STATEMENT OF INVESTMENTS JANUARY 31, 2009 / UNAUDITED

(4.) Rate shown is the 7-day yield as of January 31, 2009.

(5.) Illiquid security. The aggregate value of illiquid securities as of January
     31, 2009 was $0. See accompanying Notes.

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than quoted prices that are observable for the asset (such as quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The market value of the Fund's investments was determined based on the following inputs as of January 31, 2009:

                                               INVESTMENTS IN   OTHER FINANCIAL
VALUATION DESCRIPTION                            SECURITIES       INSTRUMENTS*
---------------------                          --------------   ---------------
Level 1--Quoted Prices                         $1,912,178,080     $        --
Level 2--Other Significant Observable Inputs       25,252,234      (9,961,760)
Level 3--Significant Unobservable Inputs                   --              --
                                               --------------     -----------
   Total                                       $1,937,430,314     $(9,961,760)
                                               ==============     ===========

* Other financial instruments include options written, currency contracts, futures, forwards and swap contracts. Currency contracts and forwards are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options written and swaps are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION TECHNIQUES, IF ANY, DURING THE REPORTING PERIOD.

WRITTEN OPTIONS AS OF JANUARY 31, 2009 ARE AS FOLLOWS:

                                           NUMBER OF   EXERCISE   EXPIRATION    PREMIUMS
DESCRIPTION                         TYPE   CONTRACTS     PRICE       DATE       RECEIVED       VALUE
-----------                         ----   ---------   --------   ----------   ----------   -----------
National Financial Partners Corp.   Put      5,750      $19.50      3/18/09    $2,202,250   $(9,961,760)

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, FAIR VALUE MEASUREMENTS, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1", inputs other than quoted prices for an asset that are observable are classified as "Level 2" and unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3". The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.


                  5 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Oppenheimer Small- & Mid- Cap Value Fund

STATEMENT OF INVESTMENTS JANUARY 31, 2009 / UNAUDITED

Securities are valued using quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers. These securities are typically classified within Level 1 or 2; however, they may be designated as Level 3 if the dealer or portfolio pricing service values a security through an internal model with significant unobservable market data inputs.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the "bid" and "asked" prices.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. These securities are typically designated as Level 2.

In the absence of a readily available quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

Fair valued securities may be classified as "Level 3" if the valuation primarily reflects the Manager's own assumptions about the inputs that market participants would use in valuing such securities.

There have been no significant changes to the fair valuation methodologies during the period.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.


                  6 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Oppenheimer Small- & Mid- Cap Value Fund

STATEMENT OF INVESTMENTS JANUARY 31, 2009 / UNAUDITED

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations in the annual and semiannual reports.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. The Fund's investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

INVESTMENTS WITH OFF-BALANCE SHEET MARKET RISK. The Fund enters into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Fund's Statement of Assets and Liabilities in the annual and semiannual reports.

OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

Securities designated to cover outstanding call or put options are noted in the Statement of Investments where applicable. Options written are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

Written option activity for the period ended January 31, 2009 was as follows:

                                  PUT OPTIONS
                            -----------------------
                            NUMBER OF    AMOUNT OF
                            CONTRACTS     PREMIUMS
                            ---------   -----------
Options outstanding as of
   October 31, 2008           5,750      $2,202,250
                              -----      ----------
Options outstanding as of
   January 31, 2009           5,750      $2,202,250
                              =====      ==========

ILLIQUID SECURITIES

As of January 31, 2009, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.


                  7 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Oppenheimer Small- & Mid- Cap Value Fund

STATEMENT OF INVESTMENTS JANUARY 31, 2009 / UNAUDITED

RECENT ACCOUNTING PRONOUNCEMENT

In March 2008, the Financial Accounting Standards Board ("FASB") issued Statement on Financial Accounting Standards ("SFAS") No. 161, DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES. This standard requires enhanced disclosures about derivative and hedging activities, including qualitative disclosures about how and why the Fund uses derivative instruments, how these activities are accounted for, and their effect on the Fund's financial position, financial performance and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of SFAS No. 161 and its impact on the Fund's financial statements and related disclosures.

FEDERAL TAX. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of January 31, 2009 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities          $2,780,365,102
Federal tax cost of other investments       (2,202,250)
                                        --------------
Total federal tax cost                  $2,778,162,852
                                        ==============
Gross unrealized appreciation           $   55,895,778
Gross unrealized depreciation             (906,590,076)
                                        --------------
Net unrealized depreciation             $ (850,694,298)
                                        ==============


                  8 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND



ITEM 2. CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 01/31/2009, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934
          (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
          (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

     (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Quest for Value Funds


By: /s/ John V. Murphy
    ---------------------------
    John V. Murphy
    Principal Executive Officer

Date: 03/12/2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ John V. Murphy
    ---------------------------
    John V. Murphy
    Principal Executive Officer

Date: 03/12/2009


By: /s/ Brian W. Wixted
    ---------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: 03/12/2009